Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

                                      ALPCO
                           ALUMINUM LINE PRODUCTS CO.
                               24460 Sperry Circle
                               Westlake, OH 44145
                                  216-835-8880


                                  June 10, 1998


Mr. Gary Ihrke
Vice President - Materials
Featherlite Manufacturing
P.O. Box 320
Cresco, IA 52136

SUBJ:    1999 Roof Coil Supply Program

Dear Gary,

     Per our conversation June 5, 1998, Aluminum Line Products Company is pleased to confirm the following contract for your signature:

TONNAGE COMMITMENT:

         ***** LBS 3003-H16 Trailer Roof Coil

CONTRACT PERIOD:

         January 1st, 1999 through December 31st, 1999

ITEMS AND PRICING:

        QUANTITY                 ITEM                                PRICE
                                 .040 x 64.625 x Coil 3003-H16       $*****/LB
                                 .040 x 75.50 x Coil 3003-H16
                                 .040 x 76.75 x Coil 3003-H16
        ***** LBS/YR             .040 x 86.25 x Coil 3003-H16
                                 .040 x 88.25 x Coil 3003-H16
                                 .040 x 96.625 x Coil 3003-H16
                                 .032 x 98.0 x Coil 3003-H16         $*****/LB
                                 .040 x 103.0 x Coil 3003-H16

TERMS AND CONDITIONS:

1. Pricing is firm, FOB Cresco, IA for 40,000 lbs truck-load shipments (FOB Westlake, OH for LTL shipments).
2.       Payment terms are NET 30 days.
3. In contracting this business, ALPCO has made substantial commitments to our mill suppliers on a "take or pay" basis, through inventory and future contracts. Featherlite would be responsible for all costs and tonnage associated with early termination of this agreement.
4.       Material will have either 20.0" or 24.0" I.D. with fiber cores.

         Thank  you  for  the  opportunity  to  supply  these   requirements  to
Featherlite for 1999. If you have any questions regarding this please contact me at your convenience.

         Once again, thank you for your consideration.

                                            Sincerely,

                                            Chris Harrington
                                            Vice President




cc:      Mr. C. Lepa - Featherlite Manufacturing, Inc.
         Mr. Wm. Firalio - Aluminum Line Products Co.
         Mr. J. Guerin - Aluminum Line Products Co.

ACKNOWLEDGEMENT:

I hereby acknowledge and accept the terms of the proposal outlined above. Please accept my signature as a contractual agreement between Featherlite Manufacturing Inc. and Aluminum Line Products Company

                                    /S/ GARY IHRKE 6/11/98
                                    Gary Ihrke - Featherlite Manufacturing, Inc.

                                      ALPCO
                           ALUMINUM LINE PRODUCTS CO.
                               24460 Sperry Circle
                               Westlake, OH 44145
                                  216-835-8880

                                  June 23, 1998



Mr. Gary Ihrke
Vice President - Materials
Featherlite Manufacturing
P.O. Box 320
Cresco, IA 52136

SUBJ:    1999 Supply Proposal for Pre Painted White Sheet

Dear Gary,

         Per my conversation this date with Craig Lepa, Aluminum Line Products is pleased to confirm the following contract for your 1999 prepainted white side panel requirements for your signature:

TONNAGE COMMITMENT:

         ***** LBS 3004-H291 Pre-Painted White Side Panel Sheet

CONTRACT PERIOD:

         January 1st, 1999 through December 31st, 1999

ITEMS AND PRICING:

          QUANTITY                         ITEM                        PRICE
                                .040 x 48.0 Cut-to-length             $*****/LB
                               3004-H291 Pre-Painted White             (firm)
                                     PPG # 1 HW 68733
                               .040 x 41.0 x Cut-to-length            $*****/LB
        ***** LBS/YR           3004-H291 Pre-Painted White             (firm)
         Pre-Painted                 PPG # 1 HW 68733
       Aluminum Sheet          .030 x 49.0 x Cut-to-length            $*****/LB
                               3004-H291 Pre-Painted White             (firm)
                                     PPG # 1 HW 68733

TERMS AND CONDITIONS:

1. pricing is firm, FOB Cresco, IA for 40,000 lbs. truck-load shipments (FOB Westlake, OH for LTL shipments).

2.   Payment terms are NET 30 days.

3. In contracting this business, ALPCO will make substantial commitments to our mill suppliers on a "take or pay" basis, through inventory and future contracts. Featherlite would be responsible for all costs and tonnage associated with early termination of this agreement. 4. Alloy 3105-H18 may be substituted for 3004 as required for forming applications.

         Thank you for the opportunity to offer this contract to Featherlite to supply these requirements for 1999. If you have any questions regarding this please contact me at your convenience.

         Once again, thank you for your consideration.

                                   Sincerely,

                                   Chris Harrington
                                   Vice President

cc:      Mr. C. Lepa - Featherlite Manufacturing, Inc.
         Mr. Wm. Firalio - Aluminum Line Products Co.
         Mr. J. Guerin - Aluminum Line Products Co.

ACKNOWLEDGEMENT:

I hereby acknowledge and accept the terms of the proposal outlined above. Please accept my signature as a contractual agreement between Featherlite Manufacturing Inc. and Aluminum Line Products Company

                                   /S/ GARY IHRKE 6/11/98
                                   Gary Ihrke - Featherlite Manufacturing, Inc.